                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:   September 10, 1999
-----------------------------------
(Date of earliest event reported)

           HONDA TITLING C L.P. AND HONDA TITLING D L.P. ON BEHALF OF
                        THE HONDA AUTO LEASE TRUST 1999-A
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               DELAWARE                   333-72302              333-0846301
                                          333-72303
(State or Other Jurisdiction of   (Commission File Number)  (I.R.S. Employer
Incorporation)                                              Identification No.)

                               700 Van Ness Avenue
                           Torrance, California 90501
                          ----------------------------
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:
                         (310) 781-6146 and (310) 781-6148

ITEM 5.  OTHER EVENTS

             On July 29, 1999, Honda Titling A L.P. ("HTA LP"), and Honda Titling B L.P. ("HTB LP"), as grantors and UTI beneficiaries, Honda Titling C L.P. ("HTC LP") and Honda Titling D L.P. "(HTD LP"), as transferors, American Honda Finance Corporation ("AHFC"), as servicer, HVT, Inc. ("HVT"), as origination trustee of the Honda Lease Trust (the "Origination Trust"), Delaware Trust Capital Management, Inc. ("Delaware Trust"), as Delaware trustee of the Origination Trust, and U.S. Bank National Association ("U.S. Bank"), as trust agent and for certain limited purposes, as owner trustee, entered into that certain 1999-A SUBI Supplement to Second Amended and Restated Trust and Servicing Agreement, dated as of July 1, 1999 (the "1999-A SUBI Supplement"), pursuant to which a separate portfolio of lease contracts and leased vehicles and related assets of the Origination Trust was allocated and a special unit of beneficial interest representing the entire beneficial interest in the portfolio was created (the "1999-A SUBI"). On July 29, 1999, certificates evidencing the 1999-A SUBI were transferred to HTC LP and HTD LP pursuant to the 1999-A SUBI Certificates Purchase and Sale Agreement ("1999-A SUBI Certificates Purchase and Sale Agreement"), dated as of July 29, 1999, by and among HTA LP, HTB LP, HTC LP and HTD LP. On July 29, 1999, in connection with the servicing of the assets of the 1999-A SUBI, the 1999-A Supplement to Servicing Agreement

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("1999-A Servicing Supplement") was entered into by and among HVT, as origination trustee of the Origination Trust, HTA LP and HTB LP, as grantors and UTI beneficiaries, AHFC, as servicer and U.S. Bank, as trust agent. On July 29, 1999, the Honda Auto Lease Trust 1999-A, a Delaware business trust (the "1999-A Securitization Trust"), was created pursuant to that certain 1999-A Securitization Trust Agreement, dated as of July 1, 1999 (the "1999-A Securitization Trust Agreement"), by and among HTC LP and HTD LP, as transferors, U.S. Bank, as owner trustee, The Bank of New York ("BONY"), as indenture trustee, and Wilmington Trust Company ("Wilmington Trust"), as Delaware owner trustee. Pursuant to the 1999-A Securitization Trust Agreement, the 1999-A SUBI Certificates and related property were transferred to the 1999-A Securitization Trust. Also on July 29, 1999, the 1999-A Securitization Trust caused the issuance, pursuant to an Indenture, dated as of July 1, 1999 (the "Indenture"), by and between the 1999-A Securitization Trust, as issuer, and BONY, as indenture trustee, and the 1999-A Securitization Trust Agreement, of notes in the following classes: Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class B and Class C (collectively, the "Notes"). The Notes, with an aggregate scheduled principal balance, as of July 1, 1999, of $3,079,000,000, were sold to Credit Suisse First Boston Corporation ("CSFB"), J.P. Morgan Securities Inc., Banc of America Securities LLC, Chase Securities Inc., ABN AMRO Incorporated, Banc One Capital Markets, Inc., Barclays Capital, Salomon Smith Barney Inc. and SG Cowen Securities Corporation, as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement (the "Underwriting Agreement"), dated July 23, 1999, by and among HTC LP, HTD LP, AHFC and CSFB, as representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-1 (Commission File Nos. 333-72303, 333-72303-1, 333-72303-2, 333-720303-3, 333-72303-4 and
333-72303-5).

             Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Agreement of Definitions (the "Agreement of Definitions"), dated as of July 29, 1999, by and among HTA LP, HTB LP, HTC LP, HTD LP, AHFC, U.S. Bank, BONY, HVT, Delaware Trust and Wilmington Trust.

             Attached as Exhibit 1.1 is the Underwriting Agreement, Exhibit
4.1 is the 1999-A Securitization Trust Agreement, Exhibit 4.2 is the Indenture, Exhibit 10.2 is the 1999-A SUBI Supplement, Exhibit 10.4 is the 1999-A Servicing Supplement, Exhibit 10.5 is the 1999-A SUBI Certificates Purchase and Sale Agreement and Exhibit 10.6 is the Agreement of Definitions.

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                                  EXHIBIT INDEX

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits

         The exhibit number corresponds with Item 601(a) of Regulation S-K

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Exhibit No.       Description
-----------       -----------
Exhibit 1.1       Underwriting Agreement, dated July 23, 1999, among Credit Suisse
                  First Boston Corporation, as representative of the several underwriters named therein, American Honda Finance Corporation, as servicer, Honda Titling C L.P. and Honda Titling D L.P.

Exhibit 4.1 1999-A Securitization Trust Agreement, dated as of July 1, 1999, by and among Honda Titling C L.P. and Honda Titling D L.P., as transferors, U.S. Bank National Association, as owner trustee, Wilmington Trust Company, as Delaware owner trustee, and The Bank of New York, as indenture trustee.

Exhibit 4.2 Indenture, dated as of July 1, 1999, by and between the Registrant, as issuer, and The Bank of New York, as indenture trustee.

Exhibit 10.2 1999-A SUBI Supplement to Second Amended and Restated Trust and Servicing Agreement, dated as of July 1, 1999, by and among Honda Titling A L.P. and Honda Titling B L.P., as grantors and UTI beneficiaries, Honda Titling C L.P. and Honda Titling D L.P., as transferors, American Honda Finance Corporation, as servicer, HVT, Inc., as origination trustee, U.S. Bank National Association, as trust agent and for certain limited purposes only, as owner trustee, and Delaware Trust Capital Management, Inc., as Delaware trustee.

Exhibit 10.4 1999-A Servicing Supplement, dated as of July 1, 1999, to Servicing Agreement dated as of April 1, 1998 by and among HVT, Inc., as origination trustee, Honda Titling A L.P.
                  and Honda Titling B L.P., as grantors and UTI beneficiaries, American Honda Finance Corporation, as servicer, and U.S. Bank National Association, as trust agent.

Exhibit 10.5 1999-A SUBI Certificates Purchase and Sale Agreement, dated as of July 1, 1999, by and among Honda Titling A L.P. and Honda Titling B L.P., as UTI beneficiaries, and Honda Titling C L.P. and Honda Titling D L.P.

Exhibit 10.6 Agreement of Definitions, dated as of July 1, 1999, by and among Honda Titling A L.P. and Honda Titling B L.P., as UTI beneficiaries and grantors, U.S. Bank National Association, as trust agent and owner trustee, The Bank of New York, as indenture trustee, Delaware Trust Capital Management, Inc., as Delaware trustee, Honda Titling C L.P. and Honda Titling D L.P., as transferors, American Honda Finance Corporation, as servicer, HVT, Inc., as origination trustee, and Wilmington Trust Company, as Delaware owner trustee.

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


             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                               HONDA TITLING C L.P.,  a Delaware
                               limited partnership


                               By:  Honda Titling C LLC, a
                                    Delaware limited liability company, its
                                    general partner

                               By:  Honda Funding Inc., a Delaware
                                    corporation, its manager




                               By:   /s/ Y. Kohama
                                  ------------------------------------
                                    Name:  Y. Kohama
                                    Title:  President

                               HONDA TITLING D L.P., a
                               Delaware limited partnership


                               By:  Honda Titling D LLC,
                                    a Delaware limited liability company, its
                                    general partner

                               By:  Honda Funding Inc., a Delaware
                                    corporation, its manager




                               By:   /s/ Y. Kohama
                                  ------------------------------------
                                     Name:  Y. Kohama
                                     Title:  President
September 10, 1999

EXHIBIT INDEX

Item 601(a) of Regulation S-K

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Exhibit No.       Description
-----------       -----------
Exhibit 1.1       Underwriting Agreement, dated July 23, 1999, among Credit Suisse
                  First Boston Corporation, as representative of the several underwriters named therein, American Honda Finance Corporation, as servicer, Honda Titling C L.P. and Honda Titling D L.P.

Exhibit 4.1 1999-A Securitization Trust Agreement, dated as of July 1, 1999, by and among Honda Titling C L.P. and Honda Titling D L.P., as transferors, U.S. Bank National Association, as owner trustee, Wilmington Trust Company, as Delaware owner trustee, and The Bank of New York, as indenture trustee.

Exhibit 4.2 Indenture, dated as of July 1, 1999, by and between the Registrant, as issuer, and The Bank of New York, as indenture trustee.

Exhibit 10.2 1999-A SUBI Supplement to Second Amended and Restated Trust and Servicing Agreement, dated as of July 1, 1999, by and among Honda Titling A L.P. and Honda Titling B L.P., as grantors and UTI beneficiaries, Honda Titling C L.P. and Honda Titling D L.P., as transferors, American Honda Finance Corporation, as servicer, HVT, Inc., as origination trustee, U.S. Bank National Association, as trust agent and for certain limited purposes only, as owner trustee, and Delaware Trust Capital Management, Inc., as Delaware trustee.

Exhibit 10.4 1999-A Servicing Supplement, dated as of July 1, 1999, to Servicing Agreement dated as of April 1, 1998 by and among HVT, Inc., as origination trustee, Honda Titling A L.P.
                  and Honda Titling B L.P., as grantors and UTI beneficiaries, American Honda Finance Corporation, as servicer, and U.S. Bank National Association, as trust agent.

Exhibit 10.5 1999-A SUBI Certificates Purchase and Sale Agreement, dated as of July 1, 1999, by and among Honda Titling A L.P. and Honda Titling B L.P., as UTI beneficiaries, and Honda Titling C L.P. and Honda Titling D L.P.

Exhibit 10.6 Agreement of Definitions, dated as of July 1, 1999, by and among Honda Titling A L.P. and Honda Titling B L.P., as UTI beneficiaries and grantors, U.S. Bank National Association, as trust agent and owner trustee, The Bank of New York, as indenture trustee, Delaware Trust Capital Management, Inc., as Delaware trustee, Honda Titling C L.P. and Honda Titling D L.P., as transferors, American Honda Finance Corporation, as servicer, HVT, Inc., as origination trustee, and Wilmington Trust Company, as Delaware owner trustee.

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